Exhibit 99.1

For Immediate Release September 22, 2025	Media Contact: PfizerMediaRelations@Pfizer.com Investor Contact: IR@Pfizer.com

Pfizer to Acquire Metsera and its Next-Generation Obesity Portfolio

•	Proposed acquisition to add four highly differentiated clinical-stage incretin and amylin programs to Pfizer’s pipeline

•	Transaction valued at $47.50 per Metsera share in cash upon closing, for an initial enterprise value of $4.9 billion with a CVR of up to $22.50 per share in additional payments

•	Pfizer to host a public webcast at 8 am EDT today

NEW YORK and NEW YORK, September 22, 2025 – Pfizer Inc. (NYSE: PFE) and Metsera, Inc. (NASDAQ: MTSR) today announced the companies have entered into a definitive agreement under which Pfizer will acquire Metsera, a clinical-stage biopharmaceutical company accelerating the next generation of medicines for obesity and cardiometabolic diseases. The acquisition brings deep expertise and a portfolio of differentiated oral and injectable incretin, non-incretin and combination therapy candidates with potential best-in-class efficacy and safety profiles. The Boards of Directors of both Metsera and Pfizer have unanimously approved the transaction.

“Obesity is a large and growing space with over 200 health conditions associated with it. The proposed acquisition of Metsera aligns with our focus on directing our investments to the most impactful opportunities and propels Pfizer into this key therapeutic area,” said Albert Bourla, Chairman and Chief Executive Officer, Pfizer. “We are excited to apply our deep cardiometabolic experience and manufacturing and commercial infrastructure to accelerate a portfolio that includes potential best-in-class injectables, with clinical data differentiated by efficacy, tolerability and durability supporting monthly dosing, with the aim to address the ongoing unmet needs associated with obesity and related diseases.”

Metsera has a portfolio of promising therapeutic candidates and combinations with four programs in clinical development and several next-generation programs with IND-enabling studies ongoing, aimed at addressing key unmet needs via fewer injections while achieving improved efficacy and tolerability. This includes MET-097i, a weekly and monthly injectable GLP-1 receptor agonist (RA), both in Phase 2 development; MET-233i, a monthly amylin analog candidate being evaluated as monotherapy and in combination with MET-097i in Phase 1 development; two oral GLP-1 RA candidates expected to begin clinical trials imminently; and additional preclinical nutrient-stimulated hormone therapeutics. Initial Phase 1 clinical results for MET-233i showcasing a potential best-in-class profile were presented on September 17 as a late-breaker at the 61st Annual Meeting of the European Association for the Study of Diabetes (EASD).

Under the terms of the agreement, Pfizer will acquire all outstanding shares of Metsera common stock for $47.50 per share in cash at closing, representing an enterprise value of approximately $4.9 billion. Additionally, the agreement includes a non-transferable contingent value right (CVR) entitling holders to potential additional payments of up to $22.50 per share in cash tied to three specific clinical and regulatory milestones: $5 per share following the Phase 3 clinical trial start of Metsera’s MET-097i+MET-233i combination, $7 per share following U.S. Food and Drug Administration (FDA) approval of Metsera’s monthly MET-097i monotherapy, and $10.50 per share following FDA approval of Metsera’s monthly MET-097i+MET-233i combination, if achieved. The transaction is expected to close in the fourth quarter of 2025, subject to the satisfaction of customary closing conditions, including receipt of required regulatory approvals and approval by Metsera’s shareholders. Pfizer will provide any updates to its financial outlook in conjunction with its upcoming quarterly earnings.

“Since our founding in 2022, Metsera has worked tirelessly to reduce the physical, emotional, and economic burdens of obesity with a portfolio of next generation nutrient-stimulated hormone therapeutic candidates. Our team has invented and developed multiple injectable and oral candidate medicines and a category-leading peptide engineering platform, which together promise class-leading performance in a major sector of population health,” said Whit Bernard, Co-Founder and Chief Executive Officer of

Metsera. “Today’s announcement sets a path for our portfolio to potentially transform the lives of hundreds of millions of people and represents an excellent outcome for our shareholders. We look forward to joining forces with Pfizer to leverage their global clinical, regulatory, manufacturing and commercial capabilities to realize the promise of improved human health at scale.”

Citi is acting as Pfizer’s financial advisor for the transaction with Wachtell, Lipton, Rosen & Katz acting as legal advisor. Metsera’s financial advisors for the transaction are Goldman Sachs & Co. LLC, Guggenheim Securities, LLC, BofA Securities, Inc., and Allen & Company LLC with Paul, Weiss, Rifkind, Wharton & Garrison LLP acting as legal advisor.

Investor Call Details

Pfizer Inc. invites Pfizer investors and the general public to view and listen to a webcast of a live conference call with investment analysts at 8 a.m. EDT on Monday, September 22, 2025.

To view and listen to the webcast visit Pfizer’s web site at www.pfizer.com/investors or directly at https://onlinexperiences.com/Launch/QReg/ShowUUID=7F348066-0A7A-4167-A63D-F43BA26B6867&LangLocaleID=1033&GroupID=Onyx. Information on accessing and pre-registering for the webcast will be available at www.pfizer.com/investors beginning today. Participants are advised to pre-register in advance of the conference call.

You can listen to the conference call by dialing either 800-456-4352 in the United States or Canada or 785-424-1086 outside of the United States and Canada. The password is “73086.” Please join the call five minutes prior to the start time to avoid operator hold times.

The transcript and webcast replay of the call will be made available on Pfizer’s web site at www.pfizer.com/investors within 24 hours after the end of the live conference call and will be accessible for at least 90 days.

About Metsera

Metsera is a clinical-stage biopharmaceutical company accelerating the next generation of medicines for obesity and metabolic diseases. Metsera is advancing a broad portfolio of oral and injectable incretin, non-incretin and combination therapies with potential best-in-class profiles to address multiple therapeutic targets and meet the future needs of a rapidly evolving weight loss treatment landscape. Metsera was founded in 2022 and is based in New York City. For more information, please visit us at www.metsera.com.

About Pfizer: Breakthroughs That Change Patients’ Lives

At Pfizer, we apply science and our global resources to bring therapies to people that extend and significantly improve their lives. We strive to set the standard for quality, safety and value in the discovery, development and manufacture of health care products, including innovative medicines and vaccines. Every day, Pfizer colleagues work across developed and emerging markets to advance wellness, prevention, treatments and cures that challenge the most feared diseases of our time. Consistent with our responsibility as one of the world’s premier innovative biopharmaceutical companies, we collaborate with health care providers, governments and local communities to support and expand access to reliable, affordable health care around the world. For 175 years, we have worked to make a difference for all who rely on us. We routinely post information that may be important to investors on our website at www.Pfizer.com. In addition, to learn more, please visit us on www.Pfizer.com and follow us on X at @Pfizer and @Pfizer News, LinkedIn, YouTube and like us on Facebook at Facebook.com/Pfizer.

Disclosure Notice: The information contained in this release is as of September 22, 2025.

This release contains forward-looking information about, among other topics, Pfizer’s proposed acquisition of Metsera, Pfizer’s and Metsera’s pipeline products, including their potential benefits, potential best-in-class status, differentiation, profile and dosing, potential clinical trials, and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Metsera stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including Metsera’s ability to attract and retain highly qualified management and other clinical and scientific personals; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Pfizer’s or Metsera’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Metsera’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Pfizer’s business and prospects, adverse developments in Pfizer’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of Metsera’s pipeline products or Pfizer’s commercialized and/or pipeline products; risks associated with Metsera conducting clinical trials and preclinical studies outside of the United States; Metsera’s reliance on third parties to conduct clinical trials and preclinical studies and for the manufacture and shipping of its product candidates; the risk that Metsera’s product candidates are associated with side effects, adverse events or other properties or safety risks; risks associated with Metsera’s license and collaboration agreements and future strategic alliances; Metsera’s ability to obtain, maintain, defend and enforce patent or other intellectual property protection for current or future product candidates or technology; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Pfizer’s or

Metsera’s pipeline products for any potential indications; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products; uncertainties regarding the impact of COVID-19; and competitive developments.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Pfizer and Metsera described in the “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results” (in the case of Pfizer) and “Special Note regarding Forward Looking Statements” (in the case of Metsera) sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pfizer and Metsera assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Pfizer nor Metsera gives any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, Metsera will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Metsera’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Metsera with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Metsera’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Metsera’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at www.metsera.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Metsera and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Metsera in favor of the proposed transaction. Information about Metsera’s directors and executive officers is set forth in Part III of Metsera’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 26, 2025. Additional information concerning the interests of Metsera’s participants in the solicitation, which may, in some cases, be different than those of Metsera’s stockholders generally, will be set forth in Metsera’s proxy statement relating to the proposed transaction when it becomes available. These documents are available free of charge at the SEC’s web site at www.sec.gov and at www.metsera.com.

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